ROBECO INVESTMENT FUNDS

                     INSTITUTIONAL CLASS AND INVESTOR CLASS

                            ROBECO WPG CORE BOND FUND
                        ROBECO WPG LARGE CAP GROWTH FUND
                              ROBECO WPG TUDOR FUND

                         Supplement dated August 8, 2005
                       to Prospectuses dated March 9, 2005

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

         THE SUB-PARAGRAPH ENTITLED "REDEMPTION BY TELEPHONE" IN THE SECTION ENTITLED "REDEMPTION OF FUND SHARES" ON PAGE 18 OF THE INVESTOR CLASS PROSPECTUS AND ON PAGE 30 OF THE INSTITUTIONAL CLASS PROSPECTUS IS REMOVED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:


         REDEMPTION BY TELEPHONE. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (800) 223-3332.

         Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (800) 223-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.